UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2014

SAVIENT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously announced, on October 14, 2013, Savient Pharmaceuticals, Inc. (the “Company”) and its subsidiary, Savient Pharma Holdings, Inc. (collectively, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On February 10, 2014, as previously disclosed, the Debtors filed with the Bankruptcy Court (1) a proposed plan of liquidation for the resolution of the outstanding claims against and interests in the Debtors pursuant to section 1121(a) of the Bankruptcy Code and (2) a related proposed disclosure statement.

On March 18, 2014, the Bankruptcy Court entered an order approving a modified version of the previously filed disclosure statement (the “Disclosure Statement”), a copy of which is attached hereto as Exhibit 99.1. A modified version of the previously filed proposed plan of liquidation (as may be amended, modified or supplemented from time to time, the “Proposed Plan”), a copy of which is attached hereto as Exhibit 99.2, was filed with the Bankruptcy Court as an exhibit to the Disclosure Statement.

Information contained in the Proposed Plan is subject to change, whether as a result of amendments to the Proposed Plan, third-party actions, or otherwise. The Proposed Plan is subject to acceptance by certain of the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. There can be no assurances that the requisite acceptances to the Proposed Plan can be obtained from the Debtors’ creditors or that the Bankruptcy Court will confirm the Proposed Plan. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.

Under the terms of the Proposed Plan, all shares of the Company’s common stock would be cancelled upon effectiveness of the Proposed Plan, and the Company’s shareholders would not receive or retain any distribution or other property on account of their shares.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto (collectively, this “Current Report”) may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. Forward-looking statements may be identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report should be considered forward-looking statements. Actual results or events could differ materially from those indicated in forward-looking statements as a result of risks and uncertainties, including, among others, the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s wind-down of its affairs, the outcome or timing of the Chapter 11 process, the effect of the Chapter 11 Cases or the sale of substantially all of the Company’s assets to Crealta Pharmaceuticals LLC (the “Sale Transaction”) on the Company’s relationships with third parties, regulatory authorities, employees and consultants in connection with the Company’s wind-down of its affairs, proceedings that may be brought by third parties in connection with the Chapter 11 process, the ability of the Company to fund the wind-down of its affairs and the timing or amount of any distributions to the Company’s stakeholders. For a discussion of some of the additional risks and important factors that the Company believes could cause actual results or events to differ from the forward-looking statements that it makes, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results or events to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report. Any forward-looking statements speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibits 99.1 and 99.2 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional Information regarding the Chapter 11 Cases

Additional information regarding the Chapter 11 Cases is available at www.gcginc.com/cases/svnt. This link is provided for convenience only. Such information shall not be deemed to be incorporated by reference herein. As a result of the consummation of the Sale Transaction, investors should no longer refer to the Company’s former company website for information.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Disclosure Statement with Respect to Proposed Plan of Liquidation of Savient Pharmaceuticals, Inc., et al., dated March 17, 2014

99.2	Proposed Plan of Liquidation of Savient Pharmaceuticals, Inc., et al., dated March 17, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: March 18, 2014	By:	/s/ Mathew C. Bazley
Name: Mathew C. Bazley Title: Chief Liquidation Officer, President and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Disclosure Statement with Respect to Proposed Plan of Liquidation of Savient Pharmaceuticals, Inc., et al., dated March 17, 2014

99.2	Proposed Plan of Liquidation of Savient Pharmaceuticals, Inc., et al., dated March 17, 2014